                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I, the undersigned Director and/or Officer of ArvinMeritor, Inc., an Indiana corporation (the "Company"), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements on Form S-8 registering under the Securities Act of 1933, as amended, securities to be sold under the ArvinMeritor Savings Plan and the ArvinMeritor Hourly Employees Savings Plan, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements.

         Signature                                      Title                            Date
         ---------                                      -----                            ----

/s/ Larry D. Yost                                Chairman of the Board
---------------------------             and Chief Executive Officer (principal      July 16, 2003
Larry D. Yost                               executive officer) and Director


/s/ Terrence E. O'Rourke                 President and Chief Operating Officer
---------------------------                          and Director                   July 16, 2003
Terrence E. O'Rourke

/s/ Joseph B. Anderson, Jr.
---------------------------
Joseph B. Anderson, Jr.                                Director                     July 16, 2003

/s/ Rhonda L. Brooks
---------------------------
Rhonda L. Brooks                                       Director                     July 16, 2003

/s/ Joseph P. Flannery
---------------------------
Joseph P. Flannery                                     Director                     July 16, 2003

/s/ William D. George, Jr.
---------------------------
William D. George, Jr.                                 Director                     July 16, 2003

/s/ Richard W. Hanselman
---------------------------
Richard W. Hanselman                                   Director                     July 16, 2003

/s/ Charles H. Harff
---------------------------
Charles H. Harff                                       Director                     July 16, 2003

/s/ Victoria B. Jackson
---------------------------
Victoria B. Jackson                                    Director                     July 16, 2003

/s/ James E. Marley
---------------------------
James E. Marley                                        Director                     July 16, 2003


---------------------------
William R. Newlin                                      Director                     July 16, 2003

/s/ James E. Perrella
---------------------------
James E. Perrella                                      Director                     July 16, 2003

/s/ Martin D. Walker
---------------------------
Martin D. Walker                                       Director                     July 16, 2003


/s/ S. Carl Soderstrom, Jr.                    Senior Vice President and
---------------------------                     Chief Financial Officer             July 16, 2003
S. Carl Soderstrom, Jr.                      (principal financial officer)


/s/ S. Carl Soderstrom, Jr.                    Senior Vice President and
---------------------------                     Chief Financial Officer             August 11, 2003
S. Carl Soderstrom, Jr.                     (principal accounting officer)